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                                                                    EXHIBIT 10.7


                       ADVANCED THERMAL TECHNOLOGIES, INC.

                          DIRECTORS' STOCK OPTION PLAN


       1.     PURPOSE

       The purpose of this Directors' Stock Option Plan (the "PLAN") is to advance the interests of Advanced Thermal Technologies, Inc. (the "COMPANY") by enhancing the ability of the Company to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through ownership of shares of the Company's common stock (the "STOCK").

       2.     ADMINISTRATION

       The Plan shall be administered by a committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of the Company designated by the Board for that purpose. Unless and until a Committee is appointed the Plan shall be administered by the entire Board, and references in the Plan to the "Committee" shall be deemed references to the Board. The Committee shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options in accordance with the Plan to such directors as are eligible to receive options;
(b) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties. Subject to Section 8, the Committee shall also have the authority, both generally and in particular instances, to waive compliance by a director with any obligation to be performed by him or her under an option and to waive any condition or provision of an option.

       3.     EFFECTIVE DATE AND TERM OF PLAN

       The Plan shall become effective on July 14, 2000, the date on which the Plan was adopted by the Board of Directors of the Company and approved by the shareholders of the Company (the "Effective Date"). No option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but options previously granted may extend beyond that date.

       4.     SHARES SUBJECT TO THE PLAN

       (a) Number of Shares. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be 300,000. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).

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       (b)   Shares to Be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

       (c) Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares of Stock or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

       5.     ELIGIBILITY FOR OPTIONS

       Directors eligible to receive options under the Plan ("ELIGIBLE DIRECTORS") shall be any director who is not an employee of the Company and who is not a participant under the 2000 Stock Option Plan, as from time to time in effect.

       6.     TERMS AND CONDITIONS OF OPTIONS

       (a) Number of Options. Each Eligible Director shall be awarded an option covering 5,000 shares of Stock on January 2, 2001 and on each January 2nd thereafter; provided such individual is then an Eligible Director. In addition, each Eligible Director, excluding those who are directors on the date of adoption of the Plan, shall be awarded an initial grant covering 25,000 shares of Stock on the date of his or her first election.

       (b) Exercise Price. The exercise price of each option shall be 100% of the fair market value per share of the Stock at the time the option in granted, but not less, in the case of an original issue of authorized stock, than par value per share. For this purpose, "fair market value" shall have the same meaning as it does in the provisions of the Internal Revenue Code of 1986, as amended (the "CODE") and the regulations thereunder applicable to incentive options.

       (c) Duration of Options. The latest date on which an option may be exercised (the "FINAL EXERCISE DATE") shall be the date which is ten years from the date the option was granted.

       (d)   Exercise of Options.

       (1) Each option shall vest and become exercisable for 25% of the total number of shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant.

       (2) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) the option certificate and any other documents required by the Committee and (b) payment in full for the number of shares for which the option is exercised.


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       (3)    To the extent the Company must satisfy any federal, state or local withholding tax requirement in connection with an individual exercising an option, upon such exercise the Company will hold back from the transfer Stock having a value calculated to satisfy such withholding obligation.

       (4) If an option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

       (e) Payment for and Delivery of Stock. Stock purchased under the Plan shall be paid for as follows: (i) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), wire transfer, bank draft or money order payable to the order of the Company or (ii) if so permitted by the original terms of the option or by the Committee after grant of the option, (A) through the delivery of shares of Stock (which, in the case of shares of Stock acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by having the Company hold back from the shares transferred upon exercise Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (D) by any combination of the permissible forms of payment; provided that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than with a personal check of the option holder.

       An option holder shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

       The Company shall not be obligated to deliver any shares of Stock (x) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (y) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (z) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

       (f) Nontransferability of Options. No option may be transferred other than by will or by the laws of descent and distribution, and during a director's lifetime an option may be exercised only by him or her.


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       (g)   Death. Upon the death of any Eligible Director granted options under this Plan, all options not then exercisable shall terminate. All options held by the director that are exercisable immediately prior to death may be exercised by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within six months after the director's death (subject, however, to the limitations of Section 6(c) regarding the maximum exercise period for such option). After completion of that six-month period, such options shall terminate to the extent not previously exercised.

       (h) Other Termination of Status of Director. If a non-employee director's service with the Company terminates for any reason other than death, all options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of three months (subject to Section 6(c)), but shall terminate immediately in the event of such director's fraud or intentional misrepresentation embezzlement, misappropriation or conversion of assets or opportunities. After completion of that three-month period, such options shall terminate to the extent not previously exercised, expired or terminated.

       (i) Mergers, etc. Subject to Section 7, in the event of any merger or consolidation involving the Company, any sale of substantially all of the Company's assets or a dissolution or liquidation of the Company, all options hereunder will terminate, but at least 20 days prior to the effective date of any such merger, sale, dissolution, or liquidation, the Committee shall make all options outstanding hereunder immediately exercisable, provided that, unless the event will give rise to a Change of Control (as hereinafter defined) or it is anticipated that a Change of Control will coincide with or follow the event, the Committee may instead arrange that the successor or surviving corporation, if any, grant replacement options.

       7.     CHANGE OF CONTROL

       Notwithstanding any other provision of this Plan, in the event of a Change of Control of the Company as defined in Exhibit A hereto each option held by each Eligible Director will immediately become fully exercisable.


       8. EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT, TERMINATION AND EFFECTIVENESS

       Neither adoption of the Plan nor the grant of options to a director shall affect the Company's right to grant to such director options that are not subject to the Plan, to issue to such directors Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to directors.

       The Committee may at any time discontinue granting options under the Plan. The Committee may at any time or times amend the Plan for the purpose of satisfying any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of options, provided that


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(except to the extent expressly required or permitted hereinabove) no such amendment shall, without the approval of the shareholders of the Company, (a) increase the maximum number of shares available under the Plan, (b) increase the number of options granted to Eligible Directors, (c) amend the definition of Eligible Director so as to enlarge the group of directors eligible to receive options under the Plan, (d) reduce the price at which options may be granted,
(e) change or extend the times at which options may be granted, or (f) amend the provisions of this Section 8, and no such amendment shall adversely affect the rights of any director (without his or her consent) under any option previously granted.

       Notwithstanding any other provision of this Plan, (A) the Plan may not be changed more than once every six months, except to comply with the provisions of the Code, the Employee Retirement Security Act or the rules promulgated thereunder.





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                                                                       EXHIBIT A



       A "CHANGE IN CONTROL" shall be deemed to have occurred when:

              (A) Any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), whether or not the Company is then subject to the terms of the Exchange Act), directly or indirectly, of securities of the Company representing fifty (50%) percent or more of the combined voting power of the Company's then-outstanding securities; or

              (B) The individuals who were directors on the Effective Date, or any director whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then in office, who either were directors as of the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) cease for any reason to constitute a majority of the directors then serving on the Company's board of directors; or

              (C) There is consummated a merger or consolidation of the Company, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary, at least fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity, or any parent thereof, outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of the Company's securities (excluding any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; or


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              (D)    The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

       For purposes of the above, "Person" shall mean any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company;


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